UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2024

Nuveen Churchill Private Credit Fund
(Exact name of registrant as specified in its charter)

Delaware	000-56659	99-6603992
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

375 Park Avenue, 9th Floor, New York, NY	10152
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 478-9200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement

Purchase and Sale Agreement

On October 23, 2024, Nuveen Churchill Private Credit Fund, a Delaware statutory trust (the “Company”), entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with Nuveen Churchill Private Capital Income Fund, a Delaware statutory trust (“PCAP”), in accordance with Rule 17a-8 of the Investment Company Act of 1940, as amended (the “1940 Act”). Pursuant to the Purchase Agreement, the Company will sell to PCAP substantially all the assets of the Company, and PCAP will assume the Company’s liabilities, for total consideration equal to the Company’s net asset value (“NAV”) as of the Determination Date (as defined below), as set forth in the Purchase Agreement (the “Transaction”). The Board of Trustees of each of the Company (the “Company’s Board”) and PCAP (the “PCAP Board”), including all of the respective trustees who are not “interested persons” of the Company and PCAP (as defined under Section 2(a)(19) of the 1940 Act) have approved the Purchase Agreement and the Transaction contemplated therein.

The Company and PCAP are affiliated business development companies that are externally managed by Churchill Asset Management LLC (“Churchill”) and Churchill PCIF Advisor LLC (“PCAP Adviser”), respectively, each of which is a Delaware limited liability company controlled by Nuveen, LLC, the investment management division of the Teachers Insurance and Annuity Association of America. Churchill also serves as a sub-adviser to PCAP under an investment sub-advisory agreement between PCAP Adviser and Churchill, pursuant to which PCAP Adviser has delegated substantially all of its daily portfolio management obligations under its investment advisory agreement with PCAP to Churchill. Further, the same individuals who serve as trustees on the Company’s Board also serve as trustees on the PCAP Board, except that the PCAP Board includes two additional trustees who are “interested persons” of PCAP (as defined under Section 2(a)(19) of the 1940 Act) who do not serve on the Company’s Board.

Transaction Contemplated by the Purchase and Sale Agreement

As of a mutually agreed date no earlier than 48 hours prior to the effective time of the Transaction (the “Determination Date”), the Company will deliver to PCAP a calculation of its NAV as of such date (the “Closing NAV”). Based on such calculations, at the effective time of the Transaction (the “Effective Time”), PCAP will deliver to the Company cash consideration in an amount equal to the Closing NAV, and the Company will sell, transfer, assign, convey and deliver to PCAP all of its assets (other than assets necessary for the Company to carry out its wind-down and liquidation), and PCAP will assume the Company’s liabilities, including all indebtedness outstanding under the Company’s credit facility and all obligations under the documents governing the Company’s portfolio assets. As soon as reasonably practicable following the closing of the Transaction, the Company will cease its investment operations and distribute the cash consideration it receives from the Transaction and all of its remaining assets, if any, to its shareholders, among other actions necessary for the successful wind down, liquidation, and termination of the Company’s existence.

Representations, Warranties and Covenants; Conditions to and Termination of the Transaction

The Purchase Agreement contains certain representations, warranties and covenants by each of the Company and PCAP, subject to specified exceptions and qualifications. The Purchase Agreement also contains customary covenants, including, among others, covenants relating to the operation of each of the Company’s and PCAP’s business during the period prior to the closing of the Transaction, the preparation of a proxy statement in connection with the Transaction (the “Proxy Statement”) and obtaining certain regulatory and third party consents, if any. The Company has agreed to solicit the approvals required of the Company’s shareholders for the Purchase Agreement and the Transaction (the “Transaction Proposal”).

Closing of the Transaction, which is currently anticipated to occur during the fourth quarter of 2024, is subject to certain closing conditions, including requisite approval by the Company’s shareholders and certain other closing conditions set forth in the Purchase Agreement. The Purchase Agreement also contains certain termination rights in favor of the Company and PCAP, including if the Transaction is not completed by December 31, 2024.

General

The description above is only a summary of the material provisions of the Purchase Agreement and is subject to and qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

The representations, warranties and covenants set forth in the Purchase Agreement have been made only for purposes of such agreement and were solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, including qualification by confidential disclosures made for purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any factual information regarding the parties to the Purchase Agreement or their respective businesses.

Item 7.01    Regulation FD Disclosure

On October 29, 2024, the Company and PCAP issued a joint press release announcing the entry into the Purchase Agreement. The press release is furnished herewith as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for any purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section. The information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward Looking Statements

Some of the statements in this Current Report on Form 8-K constitute forward-looking statements because they relate to future events, future performance or financial condition or the Transaction. In addition, words such as “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this Current Report on Form 8-K involve risks and uncertainties.

Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with: (i) the timing or likelihood of the Transaction closing; (ii) the expected synergies and savings associated with the Transaction; (iii) the ability to realize the anticipated benefits of the Transaction (iv) the submission of the Transaction Proposal to the Company’s shareholders for approval; (v) the possibility that any or all of the various conditions to the consummation of the Transaction may not be satisfied or waived; (vi) risks related to diverting management’s attention from ongoing business operations; (vii) changes in the economy, financial markets and political environment; (viii) risks associated with possible disruption in the operations of the Company or PCAP prior to the closing of the Transaction or disruption in the economy generally due to geopolitical conflict or other unanticipated events; (ix) future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities); (x) conditions in the BDC industry or regulated investment company industry; and (xi) other considerations that may be disclosed from time to time in the Company’s and PCAP’s publicly disseminated documents and filings.

The Company and PCAP have based the forward-looking statements included in this Current Report on Form 8-K on information available to them on the date of this report, and they assume no obligation to update any such forward-looking statements. Although the Company and PCAP undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that they may make directly to you or through reports that the Company and PCAP in the future may file with the SEC, including the Proxy Statement that will be filed by the Company in connection with the Transaction, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Additional Information and Where to Find It

This Current Report on Form 8-K relates to a proposed transaction involving the Company and PCAP, along with the related proposals for which shareholder approval will be sought. In connection with the Transaction Proposal, the Company intends to file relevant materials with the SEC, including a Proxy Statement. SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTION PROPOSAL. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s web site, https://www.sec.gov, or by directing a request to the Company by mail at 375 Park Avenue, 9th Floor, New York, NY 10152, Attention: Investor Relations or by telephone at (212) 478-9200.

Participants in the Solicitation

The Company and its respective trustees, executive officers and certain other members of management and employees of Churchill and its affiliates may be deemed to be participants in the solicitation of proxies from shareholders of the Company in connection with the Transaction Proposal. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Company’s shareholders in connection with the Transaction Proposal will be contained in the Proxy Statement when such document becomes available. This document may be obtained free of charge from the sources indicated above.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Purchase and Sale Agreement, dated October 23, 2024, by and between Nuveen Churchill Private Credit Fund, as seller, and Nuveen Churchill Private Capital Income Fund, as buyer.
99.1	Joint Press Release of Nuveen Churchill Private Credit Fund and Nuveen Churchill Private Capital Income Fund, dated October 29, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuveen Churchill Private Credit Fund

Date: October 29, 2024	By:	/s/ Kenneth J. Kencel
Kenneth J. Kencel Chief Executive Officer and President